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           Supplement to the CypressTree Senior Floating Rate Fund
                           March 31, 1998 Prospectus

Effective October 30, 1998, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all of the Fund's expenses through December 31, 1998. The total Fund expenses for that period will be $0.00. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.


1098-10049                                                      October 30, 1998

                        PROSPECTUS DATED MARCH 31, 1998